UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 23, 2018 (Date of earliest event reported)

DigitalTown, Inc.
(Exact name of registrant as specified in its charter)

MN	000-27225	411427445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2155 112th Ave NE. Bellevue, WA	98004
(Zip Code)

(425) 318-3888 (Registrant's telephone number, including area code)

______________________________________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On April 23, 2018, the Company entered into an Equity Purchase Agreement with Triton Funds, LLP, a Delaware limited partnership (Triton), in which Triton agrees to purchase up to $1,000,000 of the common stock of the Company at a price that is 75% of the adjusted trading price of the Company’s common stock. The parties also entered into a Registration Rights Agreement, in which the Company agrees to register the shares to be purchased by Triton.

Section 9 Exhibits and Financial Statements

Item 9.01 Exhibits

Exhibit 10.1	Registration Rights Agreement
Exhibit 10.2	Equity Purchase Agreement

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SIGNATURES

DIGITALTOWN, INC

Dated: April 30, 2018	By:	/s/ Robert Monster
Robert W. Monster, CEO

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